UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road	,	Atlanta	,	Georgia	30326
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
    At the 2021 Annual Meeting of Shareholders of Global Payments Inc. (the “Company”) held on April 29, 2021, the shareholders:

1.Elected the 12 director nominees named in the Company’s 2021 proxy statement for a one-year term until the 2022 annual meeting of shareholders;

2.Approved the advisory vote on named executive officer compensation for the year ended December 31, 2020;

3.Ratified the re-appointment of Deloitte & Touche LLP as the Company’s independent auditor for calendar year ending December 31, 2021; and

4.Did not approve the advisory shareholder proposal titled “Shareholder Right to Act by Written Consent”.

The final voting results were as follows:

    Proposal 1. Election of directors.

Nominee	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
M. Troy Woods	239,054,037	1,621,491	116,869	22,059,086
Kriss Cloninger III	240,373,084	334,474	84,839	22,059,086
Jeffrey S. Sloan	240,448,261	244,856	99,280	22,059,086
F. Thaddeus Arroyo	240,437,080	253,178	102,139	22,059,086
Robert H.B. Baldwin, Jr.	237,995,843	2,686,270	110,284	22,059,086
John G. Bruno	238,832,624	1,851,920	107,853	22,059,086
William I Jacobs	232,866,305	7,822,956	103,136	22,059,086
Joia M. Johnson	240,447,773	258,644	85,980	22,059,086
Ruth Ann Marshall	237,333,910	3,370,244	88,243	22,059,086
Connie D. McDaniel	238,823,759	1,893,161	75,477	22,059,086
William B. Plummer	226,555,551	14,042,157	194,689	22,059,086
John T. Turner	236,989,919	3,713,364	89,114	22,059,086

    Proposal 2. Advisory vote to approve named executive officer compensation.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
228,502,045	11,962,506	327,846	22,059,086

    Proposal 3. Ratification of the reappointment of Deloitte & Touche LLP as the Company’s independent public accountants for 2021.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
260,199,108	2,538,285	114,090	—

    Proposal 4. Shareholder proposal: Shareholder right to act by written consent.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
101,545,617	138,849,173	397,607	22,059,086

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	April 30, 2021	By: /s/ Paul M. Todd
Paul M. Todd
Senior Executive Vice President and Chief Financial Officer